SECURITY AGREEMENT

General Security Agreement dated March 2, 2011 made by Sanswire Corp., a Delaware corporation ("Debtor"), in favor of Joseph DiMauro (the "Secured Party").

Debtor hereby agrees in favor of Secured Party as follows:

1.           In consideration for loans made or to be made to Debtor by Secured Party evidenced by the Promissory Note dated the date hereof of Debtor in the principal amount of $200,000, payable to the order of Secured Party (such note, as amended, modified, supplemented, replaced or substituted from time to time, being herein referred to as the "Note"), Debtor hereby grants to Secured Party a continuing security interest in, lien upon and a right of setoff against, and Debtor hereby assigns to Secured Party, all of Debtor's right, title and interest in and to the Collateral described in Section 2, to secure the full and prompt payment, performance and observance of all present and future indebtedness, obligations, liabilities and agreements of any kind of Debtor to Secured Party, now existing or hereafter arising under or in connection with the Note or this Security Agreement (all of the foregoing being herein referred to as the "Obligations").

2.           The Collateral is described on Schedule A annexed hereto as part hereof and on any separate schedule(s) at any time or from time to time furnished by Debtor to Secured Party (all of which are hereby deemed part of this Security Agreement) and includes claims of Debtor against third parties for loss or damage to or destruction of any Collateral.

3.           Debtor hereby warrants, represents, covenants and agrees (as of the date hereof and so long as any Obligation remains outstanding) that:  (a) the chief executive office and other places of business of Debtor, the books and records relating to the Collateral (except for such records as are in the possession or control of Secured Party) and the Collateral are located at the address set forth below; (b) the Collateral is and will be used in the business of Debtor and not for personal, family or household use; (c) Debtor will not abandon or assign, or lease, other than in the ordinary course of Debtor's business or pursuant to a valid business purpose, but only after prior written notice of same to the Secured Party, nor will Debtor suffer or permit any of the same to occur with respect to, any Collateral, without prior written notice to Secured Party; (d) Debtor will use the Collateral for lawful purposes only, with all reasonable care and caution and in conformity in all material respects with all applicable laws, ordinances and regulations; (e) Debtor will, at Debtor's sole cost and expense, keep the Collateral in good order, repair, running condition and in substantially the same condition as on the date hereof, reasonable wear and tear excepted; (f) Secured Party shall at all times have free access to and right of inspection of any Collateral and any papers, instruments and records pertaining thereto (and the right to make extracts from and to receive from Debtor originals or true copies of such records, papers and instruments upon request therefore), provided, however, that Secured Party shall keep all such information, papers, instruments and records confidential, and Debtor hereby grants to Secured Party a security interest in all such records, papers and instruments to secure the payment, performance and observance of the Obligations; (g) the Collateral is now and shall remain personal property, and Debtor will not permit any Collateral to become a fixture without prior written notice to Secured Party; (h) Debtor, at its sole cost and expense, will use its commercially reasonable efforts to insure the Collateral against such risks, with such companies and in such amounts, as may be reasonable from time to time and are consistent with policies maintained by companies similarly situated to the Debtor, and Debtor will promptly notify Secured Party of any loss or damage to any Collateral or arising from its use; (i) at its option Secured Party may apply any insurance monies received at any time to the cost of repairs to or replacements for the Collateral and/or to payment of the Obligations, if due, in any order Secured Party may determine, any surplus (after payment of all costs, reasonable attorneys' fees and disbursements) to be remitted to Debtor who shall remain liable for any deficiency; (j) Debtor will, at its sole cost and expense, perform all acts and execute all documents requested by Secured Party from time to time to evidence, perfect, maintain or enforce Secured Party's security interest granted herein or otherwise in furtherance of the provisions of this Security Agreement; (k) at any time and from time to time, Debtor shall, at its sole cost and expense, execute and deliver to Secured Party such financing statements pursuant to the Uniform Commercial Code ("UCC"), applications for certificate of title and other papers, documents or instruments as may be requested by Secured Party in connection with this Security Agreement, and to the extent permitted by applicable law, Debtor hereby authorizes Secured Party to execute and file at any time and from time to time one or more financing statements or copies thereof or of this Security Agreement with respect to the Collateral signed only by Secured Party; (l) Debtor assumes all responsibility and liability arising from the Collateral while in Debtor’s possession; (m) in its discretion, Secured Party may upon the occurrence and during the continuance of a Default (as hereinafter defined), in its name or Debtor's or otherwise, notify any account debtor or obligor of any account, contract, document, instrument, chattel paper or general intangible included in the Collateral to make payment to Secured Party; (n) in its discretion, Secured Party may upon the occurrence and during the continuance of a Default, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by Secured Party with respect to, any Collateral, and/or extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Obligations and/or the Collateral, or any obligor, maker, endorser, acceptor, surety or guarantor of, or any party to, any of the Obligations or the Collateral, all with notice to Debtor and without otherwise discharging or affecting the Obligations, the Collateral or the security interest granted herein; (o) in its discretion, Secured Party may, at any time and from time to time, for the account of Debtor, pay any amount or do any act required of Debtor hereunder and which Debtor fails to do or pay, and any such payment shall be deemed an advance by Secured Party to Debtor payable on demand together with interest at the highest rate then payable on any of the Obligations; (p) Debtor will promptly pay Secured Party for any and all sums, costs, and expenses which Secured Party may pay or incur pursuant to the provisions of this Security Agreement or in perfecting, defending, protecting or enforcing this Security Agreement or the security interest granted herein or in enforcing payment of the Obligations or otherwise in connection with the provisions hereof, including but not limited to all search, filing and recording fees, taxes, fees and expenses for the service and filing of papers, premium on bonds and undertakings, fees of marshals, sheriffs, custodians, auctioneers, court costs, collection charges, and reasonable attorneys' fees, all of which together with interest at the highest rate then payable on any of the Obligations, shall be part of the Obligations and be payable on demand; (q) upon the occurrence and during the continuance of a Default, any proceeds of the Collateral received by Debtor shall not be commingled with other property of Debtor, but shall be segregated, held by Debtor in trust for Secured Party, and immediately delivered to Secured Party in the form received, duly endorsed in blank where appropriate to effectuate the provisions hereof, the same to be held by Secured Party as additional Collateral hereunder or, at Secured Party's option, to be applied to payment of the Obligations, whether or not due and in any order; and (r) upon the reasonable request of Secured Party, at any time and from time to time, Debtor shall, at its cost and expense, execute and deliver to Secured Party a report as to the Collateral listing all items thereof and setting forth the value thereof (lower of cost or market) all in form and substance reasonably satisfactory to Secured Party.

4.           The term Default as used in this Security Agreement shall mean any event of default, as such term is defined in the Note.

5.           Upon the occurrence and during the continuance of any Default, Secured Party may, with notice to or demand upon Debtor, declare any Obligations immediately due and payable. Debtor, upon receipt of notice of default, shall have fifteen (15) days to cure such default (the “Cure Period”). In the event Debtor still remains in default subsequent to the Cure Period, Secured Party shall have the following rights and remedies (to the extent permitted by applicable law) in addition to all rights and remedies of a secured party under the UCC or of Secured Party under the Obligations, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently.

Secured Party may, at any time and from time to time, with or without  judicial process or the aid and assistance of others, (i) enter upon any premises in which any Collateral may be located and, without resistance or interference by Debtor, take possession of the Collateral, (ii) dispose of any part or all of the Collateral on any such premises, (iii) remove any part or all of the Collateral from any such premises for the purpose of effecting sale or other disposition thereof (and if any of the Collateral consists of motor vehicles, Secured Party may use Debtor's license plates), and (iv) sell, resell, lease, assign and deliver, grant options for or otherwise dispose of any part or all of the Collateral in its then condition or following any commercially reasonable preparation or processing, at public or private sale or proceedings or otherwise, by one or more contracts, in one or more parcels, at the same or different times, with or without having the Collateral at the place of sale or other disposition, for cash and/or credit, and upon any terms, at such place(s) and time(s) and to such person(s) as Secured Party deems best, all without demand, notice or advertisement whatsoever except that where an applicable statute requires reasonable notice of sale or other disposition Debtor hereby agrees that the sending of fifteen days' notice by ordinary mail, postage prepaid, to any address of Debtor set forth in this Security Agreement shall be deemed reasonable notice thereof.  If any Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to pay for same and in such event Secured Party may resell or otherwise dispose of such Collateral. Secured Party may apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling, leasing and the like, to reasonable attorneys' fees and all legal and other expenses which may be incurred by Secured Party in attempting to collect the Obligations, proceed against the Collateral or enforce this Security Agreement or in the prosecution or defense of any action or proceeding related to the Obligations, the Collateral or this Security Agreement; and then to the Obligations in such order and as to principal or interest as Secured Party may desire; and Debtor shall remain liable and will pay Secured Party on demand any deficiency remaining, together with interest thereon at the highest rate then payable on the Obligations and the balance of any expenses unpaid, with any surplus to be paid to Debtor, subject to any duty of Secured Party imposed by law to the holder of any subordinate security interest in the Collateral known to Secured Party.

6.           Secured Party's prior recourse to any Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations nor shall any demand, suit or proceeding for payment or collection of the Obligations constitute a condition of any recourse by Secured Party to the Collateral.  Any suit or proceeding by Secured Party to recover any of the Obligations shall not be deemed a waiver of, or bar against, subsequent proceedings by Secured Party with respect to any other Obligations and/or with respect to the Collateral.  No act, omission or delay by Secured Party shall constitute a waiver of its rights and remedies hereunder or otherwise.  No single or partial waiver by Secured Party of any covenant, warranty, representation, Default or right or remedy which he may have shall operate as a waiver of any other covenant, warranty, representation, Default, right or remedy or of the same covenant, warranty, representation, Default, right or remedy on a future occasion.  Debtor hereby is entitled to presentment, notice of dishonor and protest of all instruments included in or evidencing any Obligations or Collateral, and all other notices and demands whatsoever (including those expressly provided herein).

7.           Debtor hereby agrees to pay, on demand, all reasonable out-of-pocket expenses incurred by Secured Party in connection with the enforcement of the Note, this Security Agreement, and the Obligations.

8.           In the event of any litigation with respect to any matter connected with this Security Agreement, the Obligations, the Collateral or the Note, Debtor hereby waives the right to a trial by jury.  Debtor hereby waives personal service of any process in connection with any such action or proceeding and agrees that the service thereof may be made by certified or registered mail directed to Debtor at any address of Debtor set forth in this Security Agreement.  Debtor so served shall appear or answer to such process within thirty days after the mailing thereof.  Should Debtor so served fail to appear or answer within said thirty-day period, Debtor shall be deemed in default and judgment may be entered by Secured Party against Debtor for the amount or such other relief as may be demanded in any process so served.  In the alternative, Secured Party may in its discretion effect service upon Debtor in any other form or manner permitted by law.

9.           Debtor shall deliver to Secured Party on the date of execution of this Security Agreement duly executed UCC-1 financing statements with respect to the Collateral.

10.           Secured Party may assign its rights and obligation hereunder to any Affiliate of Secured Party provided that such Affiliate assumes all of the liabilities or obligations of Secured Party hereunder.  For purposes of this section, "Affiliate" of any person means any other person or entity which, directly or indirectly, controls or is controlled by that person, or is under common control with that person or entity.  "Control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise.

11.           All terms herein shall have the meanings as defined in the UCC, unless the context otherwise requires.  No provision hereof shall be modified, altered, waived, released, terminated or limited except by a written instrument expressly referring to this Security Agreement and to such provision, and executed by the party to be charged.  The execution and delivery of this Security Agreement has been authorized by the Board of Directors of Debtor.  This Security Agreement and all Obligations shall be binding upon the successors and assigns of Debtor and shall, together with the rights and remedies of Secured Party hereunder, inure to the benefit of Secured Party, its executors, administrators, successors, endorsees and assigns.  This Security Agreement and the Obligations shall be governed in all respects by the laws of the State of Florida applicable to contracts executed and to be performed in such state.  If any term of this Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.  Secured Party is authorized to annex hereto any schedules referred to herein.  Debtor acknowledges receipt of a copy of this Security Agreement.

IN WITNESS WHEREOF, the undersigned has executed or caused this security agreement to be executed on the date first above set forth.

SANSWIRE CORP.

By___________________________ Name: Glenn D. Estrella Title: President and CEO

Location of books and records
relating to, and some of the, Collateral:
State Road 405, Building M6-306A, Room 1400
Kennedy Space Center, FL 32815

Location of some of the Collateral:
Easton,MD

SCHEDULE A

The property covered by this Security Agreement consists of (in each case, wherever located):

(a) all equipment, computer hardware, machinery, furniture, fixtures, and tangible personal property of Debtor, and all accessions and attachments to or relating to any of the foregoing;

(b) all books, records, computer software and other property relating to or referring to any of the foregoing;

(c) all patents, trade names, trade styles, service marks, all rights associated with the foregoing, and goodwill;

(d) all accounts, contract rights, general intangibles, chattel paper, documents and instruments, as such terms are defined in the Uniform Commercial Code, including, without limitation, all accounts receivable and other receivables of any kind, and all obligations for the payment of money arising out of the sale of goods, rendition of services or the lease by the Debtor of its property;

(e) all other property of the Debtor;

(f) all guaranties or other agreements securing or relating to any of the items referred to in subparagraphs (a)-(e) above, or acquired for the purpose of securing and enforcing any of such items; and

(g) all proceeds of any of the foregoing in whatever form, including, without limitation, any claims against third parties for loss or damage to or destruction of any or all of the foregoing and cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements or other documents.